EXHIBIT 99.5



                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT dated as of this 31st day of March, 1998, made by Inmark Enterprises, Inc., Delaware corporation ("Parent"), Inmark Services, Inc., a Delaware corporation ("Services"), and Optimum Group, Inc., an Ohio corporation (formerly OG Acquisition Corp. ("New OGI"), in favor of PNC Bank, National Association ("Lender"). Parent, Services and New OGI shall collectively be referred to herein as "Grantors" and each individually as "Grantor." Any capitalized terms used herein and not otherwise defined in section 1 shall have the meaning ascribed to such term in the Loan Agreement dated as of even date herewith (the "Loan Agreement") by and among Grantors and Lender.

                             PRELIMINARY STATEMENT:

         Pursuant to the Loan Agreement, Lender has agreed to make certain Loans to Services and New OGI (collectively, "Borrower") upon the terms and conditions set forth therein and the other Loan Documents. Parent has agreed to guarantee the prompt and full payment and other performance of all of the Obligations of Borrower pursuant to the Guaranty. As security for all the Obligations, Grantors have agreed to grant to Lender a first priority lien on and security interest in the Collateral. Lender has agreed to execute and deliver the Loan Agreement upon the condition, among others, that each Grantor execute and deliver this Security Agreement to Lender.

                                   AGREEMENT:

1. Defined Terms. As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Account" means all items of each Grantor described or otherwise included in the UCC definition thereof (in all cases whether now owned or hereafter acquired by any Grantor and wherever located) and all of the following, whether or not so described or included and without limiting the generality of the foregoing (in all cases whether now existing or hereafter created): all obligations of any kind or nature at any time due or owing any Grantor and all rights of any Grantor to receive payment or any other consideration (whether classified under the UCC or the law of any other state as accounts, accounts receivable, contract rights, chattel paper, general intangibles, or otherwise) including, invoices, contract rights, accounts receivable, general intangibles, choses-in-action, notes, drafts, acceptances, instruments and all other debts, obligations and liabilities in whatever form owing to any Grantor from any other Person, together with all security for any thereof, and all of the Grantors' rights to goods sold (whether delivered, undelivered, in transit or returns), represented by any thereof, together with all proceeds and products of any of the foregoing.

         "Collateral" means all of the following of each Grantor, wherever located and whether now existing or hereafter created or arising and whether now owned or hereafter acquired by any Grantor: (a) all Accounts; (b) all Equipment;
(c) all Inventory; (d) all fixtures; (e) all guaranties, security and liens for payment of any Accounts; (f) all documents of title, policies or certificates of insurance,




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insurance proceeds, proceeds of condemnation or other seizure, securities, chattel paper and other documents and instruments evidencing or pertaining to any thereof; (g) all claims of each Grantor against third parties for loss of or damage to, or otherwise relating to, any of the Collateral; (h) all files, correspondence, customer lists, computer programs, tapes, discs and related data processing software, general ledgers, information respecting Accounts (including, without limitation any identifying any Account debtor or the amount owed by same), or any books and records owned by any Grantor or in which any Grantor has an interest, which contains information identifying any of the Collateral or which would or may otherwise be necessary or helpful in the actual and/or potential realization on any of the Collateral; (i) all moneys, securities, drafts, notes, items, Contracts and other contract rights, leases, documents of title, licenses, goodwill, and all general or special deposits, balances, sums, proceeds, tax refunds and credits of any Grantor; (j) all patents and patent applications (including all letters patent of the United States and all reissues and extensions thereof, any thereof referred to in
Schedule 3.14 of the Loan Agreement, and all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, any thereof referred to in Schedule
3.14 of the Loan Agreement) (collectively, "Patents"), patent and know-how licenses, trade secrets, copyrights, inventions, technology permits, trademarks, trade names, corporate names, service marks, logos and other source or business identifiers, and all applications in connection therewith, including, any thereof referred to in Schedule 3.14 of the Loan Agreement (collectively, "Trademarks"), and the goodwill associated therewith and other franchises and licenses in which any Grantor has an interest, and all other intangible personal property similar to any of the foregoing; (k) all rights and remedies which any Grantor might exercise with respect to any of the foregoing but for the execution of this Security Agreement; (l) all goodwill; (m) all general intangibles not listed in the preceding clauses in this definition of Collateral and described or otherwise included in the UCC definition thereof; (n) all other personal property of any kind or nature, tangible or intangible, not listed in the preceding clauses in this definition of Collateral; and (o) all accessions and additions to, replacements and substitutions for, and proceeds and products of, the items described in the preceding clauses in this definition of Collateral.

         "Contracts" means all contracts (including, Capital Leases) or other Documents in or under which any Grantor may now or hereafter have any right, title or interest, whether the same pertain to the acquisition, lease, sale or other disposition of any Inventory, Equipment, fixtures, real property or any interest in real property, or otherwise, as the same may be amended, supplemented, restated or otherwise modified from time to time, including, (a) all rights of any Grantor to receive moneys due and to become due thereunder or otherwise in connection therewith, (b) all rights of any Grantor to damages arising out of, or for, any breach or other default in respect thereof and (c) all rights of any Grantor to perform and to exercise all remedies thereunder.

         "Equipment" means all items described or otherwise included in the UCC definition thereof and all of the following, whether or not described or included and without limiting the generality of the foregoing (in all cases whether now owned or hereafter acquired by any Grantor and wherever located): all machinery, equipment, furnishing and fixtures, whether affixed to real property or not, and all additions, substitutions for, replacements of or extensions to any of such items and all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto.




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         "Inventory" means all items described or otherwise included in the UCC definition thereof (in all cases whether now owned or hereafter acquired by any Grantor and wherever located) and all of the following, whether or not so described or included and without limiting the generality of the foregoing (in all cases whether now owned or hereafter acquired by any Grantor and wherever located): all goods, merchandise or other personal property held by any Grantor for sale or lease, and all right, title and interest of any Grantor therein and thereto; all raw materials, work or goods in process; and all materials and supplies of any kind or description used or usable in connection with the performance of services by any Grantor and/or the operation of the businesses operated by any Grantor, together with all proceeds and products of any of the foregoing.

         "Obligations" as to any Grantor, means all of the obligations and liabilities of such Grantor under the Loan Documents or otherwise to Lender or any Affiliate of Lender, whether for principal, interest, fees, expenses, indemnities or otherwise or whether now existing or hereafter incurred under the Loan Documents or otherwise.

2.       Security Interests; Cross Collateralization.

         2.1 Grant of Security Interests. As security for the full and punctual payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations, whether pursuant to any Loan Document or otherwise, each Grantor hereby pledges, transfers and assigns to Lender (and its successors and assigns), and grants to Lender (and its successors and assigns) security interests in, (a) all of the Collateral now or hereafter owned by it (or to which it has any right, title or interest), wherever located and whether now existing or hereafter created, and (b) all accessions and additions thereto, replacements and substitutions therefor, and proceeds and products thereof. The security interests granted hereby, and all remedies and other rights stated or referred to in this Security Agreement or any other Loan Document, shall continue in full force and effect until the later of (i) the termination of the Revolving Line of Credit or (ii) the full, final and indefeasible payment and performance of the Obligations. Each Grantor agrees that all of the Collateral now or hereafter owned by it (or to which it has any right, title or interest) constitutes equal security for all of the Obligations of such Grantor, and agrees that Lender shall be entitled to sell, retain or otherwise deal with any or all of such Collateral, in any order or simultaneously as Lender shall determine in its sole and absolute discretion, free of any requirement for the marshalling of assets or other restriction upon Lender in dealing with such Collateral. Grantor agrees that Lender may at Lender's election proceed directly against any Grantor for collection of any or all of its Obligations without first selling, retaining or otherwise dealing with any of the Collateral. Without limiting the generality of the foregoing, this Security Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by a Grantor to Lender under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

         2.2 Cross Collateralization. The Collateral of each Grantor secures all the Obligations and all other obligations now or hereafter outstanding under all other agreements between any Grantor and Lender or any of its Affiliates, and the collateral pledged under any such other agreement with Lender or any of its Affiliates secures the Obligations.




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         2.3 Further Assurances. Each Grantor shall execute and deliver such financing statements and other Documents (in form and substance satisfactory to Lender) and take such other actions as Lender may request from time to time in order to create, perfect or continue the security interests and other Liens provided for by this Security Agreement and the other Loan Documents under the UCC or other laws of the State of New York or under any other state or federal law, including, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby or thereby. Each Grantor also hereby authorizes Lender to file any such financing or continuation statement, and all other types of Documents required to be filed to perfect any of the Liens granted herein, without the signature of such Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         2.4 Collection and Remittance. Each Grantor, jointly and severally, covenants and agrees that at any time after the occurrence and during the continuance of an Event of Default, such Grantor shall (a) receive in trust for and as the property of Lender all payments on its Accounts, whether for the sale of goods or performance of services or otherwise, all other similar payments on its Inventory, and all similar payments, in each case whether cash, checks, drafts, notes, acceptances or other forms of payment, and all chattel paper and
(b) deliver such payments and chattel paper to Lender forthwith in the identical form in which received (except for its endorsement when required). Without limiting the generality of the preceding sentence, each Grantor, jointly and severally, agrees that at any time after the occurrence and during the continuance of an Event of Default), such Grantor shall deposit all cash, checks and other instruments related to any of its Accounts or otherwise related to the sale of products or the performance of services by such Grantor into a blocked checking account at a branch of Lender on a daily basis and such deposits shall be applied to the balance of the Loans in such order as Lender elects.

         2.5 Grantor Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by Lender of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreement included in the Collateral and (c) Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement or any other Loan Document, nor any Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

3. Representations and Warranties. Each Grantor, jointly and severally, represents and warrants to Lender that, knowing and intending that Lender will rely thereon in making the Loans that the following statements are true, complete and correct:

         3.1 Accounts. The amount represented by Grantors to Lender from time to time as owing by each Account debtor and by all Account debtors in respect of the Accounts and the proper aging therefor was, and at such time as it is hereafter given to Lender will be, the correct amount actually owing by each such Account debtor or debtors thereunder, with the aging therefor accurate in all material respects. No amount payable to any Grantor under or in connection with any of the



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Accounts is evidenced by an instrument or chattel paper which has not been delivered to Lender and endorsed by such member in form and substance satisfactory to Lender.

         3.2 Books and Records. Each Grantor maintains its books and records relative to its Accounts, its Inventory, its Equipment and all other Collateral at one or more of the locations listed on Schedule 3.2.

         3.3 Location of Collateral. Schedule 3.3 contains a true, complete and correct list of all locations where each item of Equipment, Inventory and other tangible property constituting part of the Collateral is kept. None of the Equipment, Inventory or other tangible property constituting part of the Collateral is or will be, (a) located in or on any premises other than those identified in Schedule 3.3, or (b) in the possession or under the control of a warehouseman or other Person. Schedule 3.3 contains a true, complete and correct list of all landlords of premises leased by each Grantor and of all mortgagees and similar holders of Liens in or on such premises.

         3.4 Places of Business. The principal place of business and chief executive office of each Grantor is located at the location specified as such in
Schedule 3.4. No Grantor has at any time within the past six months preceding the execution of this Security Agreement maintained its principal place of business and chief executive office at any other location. Schedule 3.4 contains a true, complete and correct list of all of the other offices or locations in or from which each Grantor conducts any of its business or operations.

         3.5 Other Name or Entities. Except as disclosed on Schedule 3.5, no part of any Grantor's business is conducted through any Subsidiary, unincorporated association or other entity and each no Grantor has, within the five years preceding the date of this Security Agreement, (a) changed its name,
(b) used any name other than the name stated in the Loan Agreement, or (c) merged or consolidated with, or acquired the assets of, any other Person or business.

         3.6 Title and Liens. Grantors have good and marketable title to all of the Collateral as sole owner thereof, free and clear of any Lien, except the Permitted Liens. None of the Collateral is subject to any prohibition against encumbering, pledging, hypothecating or assigning the same or requires notice or consent in connection therewith (other than those which have been made or obtained prior to the date hereof).

         3.7 Perfected First Priority Liens. This Security Agreement together with the other Collateral Documents is effective to create in favor of Lender, a legal, valid and enforceable security interest in all right, title and interest of Grantors in the Collateral. When financing statements have been filed in the offices in the jurisdictions listed in Schedule 3.7, this Security Agreement together with the other Collateral Documents shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest in the Collateral for the benefit of Lender.

         3.8 Consents. No consent of any party to any of the Contracts to which any Grantor is a party is required, or purports to be required, in connection with the execution, delivery and performance of any Loan Document by any Grantor. Each of the Contracts to which any Grantor is a party is in full force and effect and constitutes a valid and legally enforceable obligation of such member and, to the best knowledge of Grantor, each other party thereto. No Grantor or, to the best



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knowledge of any Grantor, any other party to any of the Contracts to which any
Grantor is a party is in default in the performance or observance of any of the terms thereof. To the best knowledge of Grantor, the right, title and interest of Grantors in, to and under each of the Contracts to which any Grantor is a party are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of any such Contract as Collateral, nor have any of the foregoing been asserted or alleged against any Grantor as to any Contract. No amount payable to any Grantor under or in connection with any Contract to which any Grantor is a party is evidenced by any instrument or chattel paper which has not been delivered to Lender.

4.  Covenants.

         4.1 Affirmative Covenants. Each Grantor, jointly and severally, covenants and agrees that, until full and final payment and performance of the Obligations and so long as the Revolving Line of Credit remains in effect, it shall (and shall cause each of its Subsidiaries and Affiliates to): (a) defend the right, title and interest of Lender in and to the Collateral pledged, transferred and assigned by it against the claims and demands of all Persons;
(b) promptly upon the request of Lender, provide any additional statements and schedules further identifying and describing the Collateral pledged, transferred and assigned and such other reports in connection with the Collateral pledged, transferred and assigned by it as may be reasonably requested by Lender; (c) advise Lender, in reasonable detail, of any Lien on or claim asserted against any of the Collateral; (d) at its own expense, endeavor to collect, as and when due, all amounts due under the Collateral, including the taking of such action with respect to such collection as Lender may reasonably request; (e) if any of the Accounts arises out of a contract with the United States of America or any Governmental Authority immediately notify Lender and if requested by Lender shall execute any Documents reasonably required by Lender in order that all money due or to become due under such contract shall be effectively assigned to Lender and proper notice of the assignment shall be given under the Federal Assignment of Claims Act; and (f) prior to storing any Inventory with a bailee, warehouseman or similar Person, cause such Person to enter into a warehouseman's lien waiver and consent agreement with Lender, in form and substance reasonably satisfactory to Lender, and take all other actions reasonably required by Lender in connection therewith.

         4.2 Negative Covenants. Each Grantor, jointly and severally, covenants and agrees that, until full and final payment and performance of the Obligations and so long as the Revolving Line of Credit remains in effect, it shall not (and shall cause each of its Subsidiaries and Affiliates not to), directly or indirectly: (a) without at least 30 calendar days prior written notice to Lender, (i) change the location of chief executive office/chief place of business of any Grantor or remove the books and records of any Grantor from the location specified herein or, (ii) permit any Inventory or Equipment to be kept at a location other than the locations specified herein; (b) change the name, identity or corporate structure of any Grantor to such an extent that any financing statement filed by Lender in connection with any Loan Documents would become misleading; (c) upon the occurrence and during the continuance of any Event of Default, without the prior written consent of Lender, grant any extension of the time of payment of any Account, compromise or settle the same for less than the full amount thereof, release, in whole or in part, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon; (d) remove, or cause or permit to be removed, any of the assets or properties of any Grantor (including, the Collateral) from the premises identified on



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Schedule 3.3, except as permitted by section 5.2 of the Loan Agreement; or (e)
compromise, settle or adjust any claim relating to any of the Collateral in a material amount;

5.  Additional Powers of Lender.

         5.1 Powers of Attorney. Each Grantor hereby constitutes and appoints Lender (and any employee or agent of Lender), with full power of substitution, its true and lawful attorney and agent in fact to take any or all of the actions described below in Lender's or such Grantor's name and at such Grantor's expense:

                  (a) Evidence of Liens. Lender may execute such financing statements and other Documents and take such other actions as Lender deems necessary or proper in order to create, perfect or continue the security interests and other Liens provided for by the Loan Documents, and Lender may file the same (or a photocopy of any Loan Document or of any financing statement signed by such Grantor) in any appropriate governmental office.

                  (b) Preservation of Collateral. Lender may take any and all action that it deems necessary or proper to preserve its interest in the Collateral, including, the payment of debts of such Grantor that might impair any of the Collateral or Lender's security interest therein (including, the priority of Lender's security interest therein), the purchase of insurance on the Collateral, any amounts paid to any landlord of such Grantor (or any of its Subsidiaries or Affiliates) arising from or otherwise relating to any Document executed by any such landlord in connection with any Loan Document, the repair or safeguarding of the Collateral, or the payment of taxes, assessments or other Liens thereon. All sums so expended by Lender shall constitute Obligations, shall be secured by the Collateral, and shall be payable on demand with interest at the Default Rate from the respective dates such sums are expended.

                  (c) Lender's Right to Cure. In the event such Grantor fails to perform any of its Obligations, then Lender may perform the same but shall not be obligated to do so. All sums expended by Lender under this section 5.1(c) shall constitute Obligations, shall be secured by the Collateral, and shall be payable on demand with interest at the Default Rate from the respective dates such sums are expended.

                  (d) Verification of Accounts. Lender may make test verifications of any and all Accounts and Inventory in any manner and through any medium Lender considers advisable, and such Grantor shall render any assistance reasonably requested by Lender.

                  (e) Collections; Modification of Terms. Upon the occurrence and during the continuance of any Event of Default, Lender may demand, sue for, collect and give receipts for any money, instruments or property payable or receivable on account of or in exchange for any of the Collateral, or make any compromises it deems necessary or proper, including, extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating to any of the Collateral, all of which may be effected without notice to or consent by such Grantor and without otherwise discharging or affecting the Obligations, the Collateral or the Liens granted under any of the Loan Documents.




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                  (f) Notification of Account Debtors. Such Grantor, at the
request of Lender, shall notify its Account debtors of Lender's security interest in its Accounts. Upon the occurrence and during the continuance of any Event of Default, Lender may notify the Account debtors on any of such Accounts to make payment directly to Lender (including pursuant to the form of letter delivered by such Grantor to Lender, which Lender agrees to hold in escrow and not use unless an Event of Default occurs), and Lender may endorse all items of payment received by it that are payable to such Grantor; until such time as Lender elects to exercise such right of notification (and subject to Lender's rights under section 2.4), such Grantor is authorized to collect and enforce its Accounts.

                  (g) Notification as to Inventory. Lender may notify any bailee of any Inventory of Lender's security interest therein.

                  (h) Endorsements. Lender may endorse the name of such Grantor on checks, notes, acceptances, drafts, invoices, bills of lading and any other Documents requiring such endorsement.

                  (i) Mails. Upon the occurrence and during the continuance of any Event of Default, Lender may notify the postal authorities to deliver all mail, parcels, and other material addressed to such Grantor to Lender at such address as Lender may direct, and Lender may open and deal with same as it deems necessary or proper.

                  (j) Insurance. Lender may file proofs of loss and claims with respect to any of the Collateral with the appropriate insurer, and may endorse its own name and the name of such Grantor on any checks or drafts constituting insurance proceeds.

         5.2 Irrevocability; Lender's Discretion. Each Grantor, jointly and severally, covenants and agrees that any action described in section 5.1 may be taken at Lender's sole and absolute discretion, at any time and from time to time, and (except as may be stated specifically to the contrary in section 5.1 with respect to any power) whether prior or subsequent to an Event of Default, and each Grantor hereby ratifies and confirms all actions so taken. Each Grantor, jointly and severally, further covenants and agrees that the powers of attorney granted by section 5.1 are coupled with an interest and shall be irrevocable until full and final payment and performance of the Obligations and until the Revolving Line of Credit is no longer in effect; that said powers are granted solely for the protection of Lender's interest and Lender shall have no duty to exercise any thereof; that the decision whether to exercise any of such powers, and the manner of exercise, shall be solely within Lender's discretion; and that neither Lender nor any of its directors, officers, employees or agents shall be liable for any act of omission or commission, or for any mistake or error of judgment, in connection with any such powers.

6. Specific Rights Regarding Collateral. In addition to the rights as stated in section 8 of the Loan Agreement (and without limitation thereof), each Grantor agrees that, upon the occurrence of an Event of Default, Lender shall be entitled to the rights and remedies, and each Grantor, jointly and severally, shall have the obligations, set forth below:

         6.1      Taking Possession and Assembly of Collateral.




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                  (a) Lender may enter upon the premises where any Collateral is located and take possession thereof and, at Lender's option, remove or sell in place any or all thereof; and

                  (b) Upon notice from Lender, each Grantor shall promptly at its expense assemble any or all of the Collateral and make it available at a reasonably convenient place designated by Lender.

         6.2      Public or Private Sales.

                  (a) Lender may, with or without judicial process, sell, lease or otherwise dispose of any or all of the Collateral at public or private sales or proceedings, by one or more contracts, in one or more parcels, at the same or different times and places, with or without having the Collateral at the place of sale or other disposition, to such Persons, for cash or credit or for future delivery and upon such other terms, as Lender may in its discretion deem best in each such matter. The purchaser of any of the Collateral at any such sale shall hold the same free of any equity of redemption or other right or claim of any Grantor, all of which, together with all rights of stay, exemption or appraisal under any statute or other law now or hereafter in effect, each Grantor hereby unconditionally waives to the fullest extent permitted by law. If any of the Collateral is sold on credit or for future delivery, Lender shall not be liable for the failure of the purchaser to pay for same and, in the event of such failure, Lender may resell such Collateral if it retains the right to do so.

                  (b) Each Grantor, jointly and severally, hereby further agrees that notice of the time and place of any public sale, or of the time after which any private sale or other intended disposition or action relating to any of the Collateral is to be made or taken, shall be deemed commercially reasonable notice thereof, and shall satisfy the requirements of any applicable statute or other law, if such notice (i) is delivered not less than five Banking Days prior to the date of the sale, disposition or other action to which the notice relates, or (ii) is mailed (by ordinary first class mail, postage prepaid) not less than five Banking Days prior thereto. Lender shall not be obligated to make any sale or other disposition or take other action pursuant to such notice and may, without other notice or publication, adjourn or postpone any public or private sale or other disposition or action by announcement at the time and place previously fixed therefor, and such sale, disposition or action may be held or accomplished at any times or places to which the same may be so adjourned or postponed.

                  (c) Lender may purchase any or all of the Collateral at any public sale. Lender may purchase at private sale any of the Collateral that is of a type customarily sold in a recognized market or the subject of widely distributed price quotations or otherwise unless prohibited by law. Lender may make payment of the purchase price for any Collateral by credit against the then outstanding amount of the Obligations.

                  (d) Lender may at its discretion retain any or all of the Collateral and apply the same in satisfaction of part or all of the Obligations.

         6.3 Application of Proceeds. Any cash proceeds of sale, lease or other disposition of Collateral shall be applied as follows:




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                  First: To the expenses of collecting, enforcing, safeguarding, holding and disposing of the Collateral, and to other expenses of Lender in connection with the enforcement of the Loan Documents (including, court costs and the fees and expenses of accountants, appraisers and in-house and outside attorneys), together with interest at the Default Rate from the respective dates such sums are expended;

                  Second: Any surplus then remaining to the payment of interest and principal of the Loans and other sums payable as part of the Obligations, in such order as Lender elects; and

                  Third: Any surplus then remaining to Grantors or whoever may be lawfully entitled thereto.

7. Security Interest Absolute. All rights of Lender and the pledge, transfer and assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of (a) any lack of validity, regularity, or enforceability of any Loan Document, (b) any change in time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document, including, any increase in the Obligations resulting from the extension of additional credit to Borrower or any of its Subsidiaries or Affiliates or otherwise; (c) any taking, exchange, release, or non-perfection of any other Collateral or any taking, release, or amendment or waiver or consent to departure from any guaranty, for all or any of the Obligations; (d) any manner of application of the Collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of Borrower or any of its Subsidiaries or Affiliates; (e) any change, restructuring, or termination or the corporate existence of Borrower or any of its Subsidiaries or Affiliates; or (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or a third-party Grantor of a security interest.

8.  Miscellaneous Provisions.

         8.1 Entire Agreement. This Security Agreement together with the other Loan Documents constitute the entire agreement among the parties with respect to their subject matter, and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions among the respective parties, whether express or implied, oral or written.

         8.2 Schedules. All of the Schedules to this Security Agreement are hereby incorporated by reference and made a part hereof.

         8.3 Certain Applicable Loan Provisions. Without limiting the generality or specificity of anything in the Loan Agreement, for the avoidance of doubt the provisions of sections 8, 11.1 (except the first sentence thereof), 11.2, 11.3, 11.4, 11.5, 11.6, 11.8, 11.10 and Exhibit A of the Loan Agreement apply to this Security Agreement.

                            [signature page follows]

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has caused this Security Agreement to be duly executed and delivered on the date and year first above written.

                                                   INMARK ENTERPRISES, INC.



                                                By:  /s/ Donald A. Bernard
                                                Name: Donald A. Bernard
                                                Title:  Executive Vice President


                                                INMARK SERVICES, INC.



                                                By:  /s/ Donald A. Bernard
                                                Name: Donald A. Bernard
                                                Title:  Executive Vice President



                                                OPTIMUM GROUP, INC.
                                                (formerly OG Acquisition Corp.)



                                                By:  /s/ Donald A. Bernard
                                                Name: Donald A. Bernard
                                                Title:  Executive Vice President






                                      -11-

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